Exhibit 99.2 MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Third Quarter 2021 Earnings Conference Call November 8, 2021

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. NASDAQ : MNTX 2

Business Update Highlights § Third quarter net sales increased 39.7% year-over-year, to $50.9 million, compared to $36.5 million in 2020 § Gross profit rose 20.7%, to $8.0 million, versus $6.7 million in the fiscal third quarter of 2020 § Adjusted EBITDA* was $1.6 million in the third quarter of fiscal 2021 versus $1.0 million in 2020 § Net debt was $26.5 million at the end of the quarter, representing a leverage ratio of less than 3.0 times trailing Adjusted EBITDA* § $113.6 million backlog remains at 5-year high § European business now more than 60% of total backlog § North America backlog up 66% YTD Operations Balance Sheet and Credit § Order pipeline remains robust § $26.5 million Total Net Debt § Supply chain constraints and higher raw material costs still an issue which § $33 million in Total Cash and Credit Availability management is working to mitigate § Managing working capital while dealing with § Accelerating price increases to counteract higher shipping costs and logistical supply chain issues expenses NASDAQ : MNTX 3

The Takeaways – Q3 2021

- **Performance in Q3** reflects top line growth and backlog strength but with pressure on margins due to supply chain issues

PM Knuckle Boom Crane performance continues to remain robust with orders up 104% since year end 2020
- Revenue up 22% over Q3 2020
- Strong demand driven by Europe, North America, and Latin America
- Successful launch of 3 new products at a recent Italian trade fair
- Focused on expanding our supply chain network to meet demand

North American straight mast business continues to show resilience with strong demand but a more difficult supply chain environment
- Good progress in revenue growth of 43% versus 2020
- Margins mostly impacted by input costs and supply chain disruptions
- Truck Chassis deliveries proving to be the most challenging
- Implemented an additional steel surcharge in Q4 2021

Oil & Steel Aerials global growth and market share gains continue
- Revenue up 32% over Q3 2020
- Launched New Self propelled Spider aerial work platform range
- Strong demand from utility, construction, and infrastructure in Europe

Valla zero-emission cranes gaining visibility with rental channels and new distribution in Europe and North America
- Revenue up over 70% versus Q3 2020
- Strong backlog growth in 2021 with significant supply chain challenges to meet even higher demand
- Launched 2 new products at a recent Italian trade fair
- Focused on improving margins and expanding supply chain







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Q3 2021 Financials (in $millions except GM) Gross Margin 20.0% Sales $60.0 $55.0 $50.0 $45.0 10.0% $40.0 $35.0 $30.0 $25.0 0.0% Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 $20.0 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Gross Margin 18.3% 18.7% 18.7% 19.1% 15.8% Sales 36.5 45.2 47.2 60.0 50.9 EBITDA $5.0 $120.0 Backlog $100.0 $4.0 $80.0 $3.0 $60.0 $2.0 $40.0 $20.0 $1.0 $0.0 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 $0.0 Backlog 50.5 68.0 83.8 111.2 113.6 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Adj EBITDA 1.0 1.5 1.9 4.2 1.6 5 Notes: Results shown are from Continuing Operations, All numbers expressed in Millions NASDAQ : MNTX except Gross Margin.

Q3 Operating Results Amounts in USD 000's Q3 2021 Q2 2021 Q3 2020 (Except EPS) As Reported As Adjusted As Reported As Adjusted As Reported As Adjusted Net sales $ 50,935 $ 50,935 $ 60,045 $ 60,045 $ 36,466 $ 36,466 % change Vs Q2 2021(15.2%)(15.2%) % change Vs Q3 202039.7%39.7% Gross margin $ 8 ,036 $ 8,036 $ 11,440 $ 11,441 $ 6 ,659 $ 6,698 % of sales15.8%15.8% 19.1% 19.1%18.3%18.4% Value add GM%16.9%16.9%20.8%20.8% 19.6% 19.8% (Excludes pass through sales) Operating expenses $ 8 ,191 $ 7,559 $ 8 ,869 $ 8 ,332 7,250 6,806 % of sales16.1%14.8% 14.8% 13.9% 19.9% 18.7% Operating income (loss) $ (155) $ 477 $ 2 ,571 $ 3 ,109 $ (591) $ (108) % of sales-0.3%0.9% 4.3% 5.2% (1.6%) (0.3%) Net income (loss) $ (1,101) $ (219) $ 5 ,365 $ 2 ,231 $ (1,447) $ (1,010) Diluted EPS $ (0.06) $ (0.01) $ 0.27 $ 0.11 $ (0.07) $ (0.05) EBITDA $ 708 $ 1,597 $ 7 ,364 $ 4 ,240 $ 493 $ 960 % of sales1.4%3.1% 12.3% 7.1% 1.3% 2.6% Note: Results shown are from Continuing Operations NASDAQ : MNTX * Results shown are from Continuing Operations See reconciliation to US GAAP on appendix. 6

Net Debt – Q3 2021 September 30, 2021 June 30, 2021 December 31, 2020 Total cash & cash equivalents $ 1 7,564 $ 17,406 $ 17,401 Notes payable - short term $ 1 4,383 $ 12,727 $ 16,510 Current portion of finance leases 380 3 62 3 44 Notes payable - long term 12,684 1 3,037 13,625 Finance lease obligations - LT 3 ,931 4 ,032 4 ,221 Revolver, net 12,704 1 2,682 12,606 Total debt $ 4 4,082 $ 42,840 $ 47,306 Net debt $ 2 6,518 $ 25,434 $ 29,905 NASDAQ : MNTX 7

Closing Comments: § 5-Year peak $113.6 million backlog provides visibility to higher revenue § Working through supply chain issues with increased focus on managing price realization, working capital, and product throughput § Looking at further actions to reduce operational costs, tighten expense controls, and streamline production to offset sourcing pressure § Active pipeline of opportunities reflects increasing demand heading into 2022 § Cash availability with leverage ratios at lowest end of historical range § Remain focused on top line expansion, improved margins, and de-levering our balance sheet NASDAQ : MNTX 8

APPENDIX - SUPPLEMENTAL FINANCIALS

Appendix – Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss) Three Months Ended September 30, 2021 June 30, 2021 September 30, 2020 Net income (loss) $ (1,101) $ 5,365 $ (1,447) Adjustments, including net tax impact 882 (3,134) 437 Adjusted net income (loss) $ (219) $ 2 ,231 $ (1,010) Weighted diluted shares outstanding 19,917,276 19,988,827 19,778,225 Diluted earnings (loss) per share as $ (0.06) $ 0.27 $ (0.07) Total EPS effect $ 0.05 $ (0.16) $ 0.02 Adjusted diluted earnings (loss) per share $ (0.01) $ 0.11 $ (0.05) Note: Results shown are from Continuing Operations. NASDAQ : MNTX 10

Appendix – Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) Three Months Ended September 30, 2021 June 30, 2021 September 30, 2020 Net Income (loss) $ (1,101) $ 5,365 $ (1,447) Interest expense 490 558 825 Tax expense 234 317 62 Depreciation and amortization expense 1,085 1,124 1,053 EBITDA $ 708 $ 7,364 $ 493 Adjustments: Stock compensation $ 239 $ 278 $ 233 FX 121 85 229 Litigation / legal settlement 271 150 508 Restructuring / asset impairment costs - 1 42 Gain on extinguishment of debt - - (595) PPP Loan forgiveness - (3,747) - Other 258 109 50 Total Adjustments $ 889 $ (3,124) $ 467 Adjusted EBITDA $ 1 ,597 $ 4,240 $ 960 Adjusted EBITDA as % of sales 3.1% 7.1% 2.6% NASDAQ : MNTX 11 Note: Results shown are from Continuing Operations.

MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Third Quarter 2021 Earnings Conference Call November 8, 2021